UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2019
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COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)
 ________________________________________________________

Delaware	1-06732		95-6021257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

445 South Street	Morristown	New Jersey	07960
(Address of principal executive offices)			(Zip Code)
(862) 345-5000
(Registrant’s telephone number, including area code)
________________________________________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	CVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 6, 2019, Covanta Energy, LLC (“Covanta Energy”), a wholly owned subsidiary of Covanta Holding Corporation, (the “Company”) entered into a Receivables Purchase Agreement (the “RPA”), among Covanta Energy, as initial servicer; CVA Finance LLC (“CVA Finance”), a wholly-owned subsidiary of Covanta Energy, as seller, and the other purchasers and purchaser agents (collectively, the “Purchasers”) from time to time party thereto and Crédit Agricole Corporate and Investment Bank (“CACIB”), as administrative agent.

Under the terms of the RPA, CVA Finance will sell accounts receivable on a revolving basis to Purchasers from time to time up to an aggregate purchase limit of $100 million. Covanta Energy will service and administer the subject receivables for the Purchasers in exchange for a monthly servicing fee. CVA Finance will provide a guarantee for the prompt payment, not collection, of all payment obligations relating to the sold receivables.

CVA Finance will be paid a discounted purchase price for each receivable sold under the RPA. CVA Finance is not required to offer to sell any receivables and the Purchasers are not committed to purchase any receivable offered by CVA Finance.

The RPA has a scheduled termination date of December 5, 2020. Additionally, CVA Finance may terminate the RPA at any time upon 30 days’ prior written notice.

The description of the RPA is qualified in its entirety by reference to the full text of the RPA, which is incorporated by reference herein. A copy of the RPA is included herein as Exhibit 10.1.

Item 7.01	Regulation FD Disclosure.

On December 9, 2019, the Company issued a press release announcing that its subsidiary, Covanta Energy, LLC has entered into a $100 million trade receivable securitization program agented by Crédit Agricole Corporate and Investment Bank. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit

10.1
Receivables Purchase Agreement dated as of December 6, 2019 among Covanta Finance LLC, as seller, Covanta Energy LLC, individually and as initial servicer, the purchasers and purchaser agents from time to time party hereto and Crédit Agricole Corporate and Investment Bank, as administrator.

99.1	Press Release, dated December 9, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 9, 2019

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

10.1
Receivables Purchase Agreement dated as of December 6, 2019 among Covanta Finance LLC, as seller, Covanta Energy LLC, individually and as initial servicer, the purchasers and purchaser agents from time to time party hereto and Crédit Agricole Corporate and Investment Bank, as administrator.

99.1	Press Release, dated December 9, 2019.